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                                                                   EXHIBIT 99.4


This information is furnished to you solely by countrywide securities corporation and not by the issue or any of its affiliates. Neither the issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.